                                                                    Exhibit 10.2

TEAM COMMUNICATIONS GROUP, INC.                                       SCHEDULE A
--------------------------------------------------------------------------------

CASH REQUIREMENTS       8/31/01

                                                                        AMT DUE      PROPOSED
                                                                       ---------     --------
PAYROLL

         Terminated employees @ 8/20/01                                   10,592      10,592
         Management           from 8/10/01 payroll                        31,885
                              from 8/24/01 payroll                        28,173
         P/R for w/e 9/14 - 1 employee                                     1,442       1,442

                                                                                     -------
         Gross Pay                                                                    12,034
         Payroll tax allowance             Tax adjust                      7.00%         842
         Adjust to actual / estimate                                                       -
                                                                                     -------
         Payroll  Cash Requirements                                                   12,876
         Non-contractual payroll deferrals                               171,155           -

                                                                                     -------
                 Payroll Acct Trfr                                                    12,876
                                                                                     -------

MERCANTILE -     Line of Credit Interest   due 09/13                       7,000
                 Fixed asset loan          due 08/17                      26,000
                 Note                                                  1,000,000
                                                                                     -------
                 Subtotal                                                                  -
                                                                                     -------


RENT     Sep                                                              27,501      27,501

LABS
         Intl Image (Sonic Foundry)                                       12,129
         Pacific Title                     film / tape storage               983         983
         Preferred Media                   film / tape storage               389         389
         Quik-Pix                                                          1,500
         Broadcast Standards                                               4,538
         Transcription Company                                             1,306
         Lavon Enterprises                                                   625         625
                                                                       ---------     -------
                 Subtotal                                                 21,470       1,997
                                                                       ---------     -------

PROFESSIONAL FEES
         Bruckhaus Heller Westrick Lober                                  30,645
         Cella                             old DSL consulting agmt         4,000
         Concord Effekten                                                 26,442
         DGAP                                                              1,488
         Freshfields Bruckhaus Deringer                                      298
         Greenberg Traurig                                                87,543
         Heenan Blaikie                                                   15,825
         James D. Henderson                                                5,072
         John McAuliffe                    due approx w/e Jul 27          42,000
         Houlihan Lokey                                                   28,557
         Kelly Lytton                                                     61,866
         Laffer & Gottlieb                                                21,592
         Marriott Harrison                                                 4,509
         Mayer Brown & Platt                                              24,091
         Milbank Tweed                                                    73,675
         Morris Marketing                                                 17,615
         Nasdaq                                                            2,000
         Novian & Novian                                                  12,109
         PvF Investor Relations AG                                        18,500
         Schneider Securities                                             15,000
         Rolland Schroeder                                                25,000
         Sitrick & Company                                                 7,068
         Sonnenschein Nath & Rosenthal                                     6,798
         Stonefield Josephson   fee cut in half in exch for $35k now      62,096
         SynCap Management                                                10,000
                                                                       ---------     -------
                 Subtotal                                                603,789           -
                                                                       ---------     -------

TEAM COMMUNICATIONS GROUP, INC.                                       SCHEDULE A
--------------------------------------------------------------------------------

CASH REQUIREMENTS       8/31/01

                                                                        AMT DUE      PROPOSED
                                                                       ---------     --------
LEGAL SETTLEMENTS
         Alliance                                                         35,000
         Beyond               Pmt 4 due Aug 1                             20,000
                              Pmt 5 due Sep 1                             20,000
         O'Brien              balance due over time                       57,500
         O'Brien                                                          12,191

                                                                       ---------     -------
                 Subtotal                                                144,691           -
                                                                       ---------     -------

ALL OTHER
         A-1 Binding                                                       1,581       1,581
         ADP Investor Resources                                            2,639
         Blue Cross                        est Jul/Aug/Sep pmt            10,124      10,124
                                           est Sep pmt                     3,500       3,500
         CA Environments                                                   2,423
         Canon Business Solutions                                          4,578       2,364
         Career Group                                                      3,139
         Citicorp Leasing                                                  6,488       4,000
         Contract Purchasing                                               4,000       2,000
         Depository Trust Company                                          1,985
         Federal Express                                                   2,502         500
         Friedman                          writer pmt                      6,750
         Ira Gerber                                                        4,229       4,229
         Heller Financial                  July & Aug int                 90,000
         Hoffman, Gary                     3 mo past due                  21,332
         Lightbridge                                                       2,875
         Marquee Entertainment                                           119,737
         Phone   GE Exchange                                                   4
                 Sprint                                                    3,424       2,000
                 Verizon                                                   1,650         809
         Premium Financing Specialists     D&O financing due 7-Sep       136,846      17,106
         Ridgway                                                           8,347       2,000
         RR Donnelley                                                      2,505
         Rubin, Kim                                                       21,399
         Solomon expenses                                                  8,661
         Solomon expenses - D&O                                           17,900
         Telescene                         down + pmt 1 due 20-jul       322,300
         Trade Finance - general liability insurance                       4,331       4,331
         United Capital Leasing                                           10,681
         William Morris       2 pmts $10k ea past due (total $20k)        15,000
         Misc small vendors / labs / etc                                  11,467       2,000

                                                                                     -------
         TOTAL                                                                        98,918
                                                                                     =======
         RESERVE                                                                       1,082

         CASH IN BANK                                                                100,000

                  Available                                                          100,000
                                                                                     -------
                 Total                                                               100,000
                                                                                     =======